Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2024
2

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Statistical Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Statistical Information	21

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	22
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	23
Other Expenses by Major Category; and Other Statistical Information	24

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Revenues
Premiums	$11,678	$11,230	$11,786	$10,053	$11,628	$21,267	$21,681
Universal life and investment-type product policy fees	1,288	1,334	1,241	1,248	1,281	2,577	2,529
Net investment income	5,072	4,825	5,366	5,436	5,205	9,717	10,641
Other revenues	621	606	660	674	638	1,260	1,312
Net investment gains (losses)	(1,039)	(927)	(174)	(375)	(421)	(1,723)	(796)
Net derivative gains (losses)	(997)	(1,202)	149	(979)	(508)	(1,087)	(1,487)
Total revenues	16,623	15,866	19,028	16,057	17,823	32,011	33,880

Expenses
Policyholder benefits and claims	11,809	11,130	11,779	10,074	11,485	21,681	21,559
Policyholder liability remeasurement (gains) losses	(16)	(17)	(3)	(22)	(10)	(25)	(32)
Market risk benefit remeasurement (gains) losses	(817)	(796)	431	(694)	(182)	(629)	(876)
Interest credited to policyholder account balances	1,933	1,658	2,405	2,290	2,000	3,797	4,290
Policyholder dividends	151	153	159	147	148	310	295
Amortization of DAC and VOBA	479	499	504	508	499	949	1,007
Amortization of negative VOBA	(6)	(7)	(6)	(6)	(6)	(13)	(12)
Interest expense on debt	256	265	269	264	257	511	521
Other expenses, net of capitalization of DAC	2,404	2,447	2,549	2,451	2,430	4,743	4,881
Total expenses	16,193	15,332	18,087	15,012	16,621	31,324	31,633
Income (loss) before provision for income tax	430	534	941	1,045	1,202	687	2,247
Provision for income tax expense (benefit)	22	39	327	170	249	194	419
Net income (loss)	408	495	614	875	953	493	1,828
Less: Net income (loss) attributable to noncontrolling interests	6	6	7	8	7	11	15
Net income (loss) attributable to MetLife, Inc.	402	489	607	867	946	482	1,813
Less: Preferred stock dividends	32	67	33	67	34	98	101
Net income (loss) available to MetLife, Inc.'s common shareholders	$370	$422	$574	$800	$912	$384	$1,712

Premiums, fees and other revenues	$13,587	$13,170	$13,687	$11,975	$13,547	$25,104	$25,522

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Net income (loss) available to MetLife, Inc.'s common shareholders	$370	$422	$574	$800	$912
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(1,039)	(927)	(174)	(375)	(421)
Less: Net derivative gains (losses)	(997)	(1,202)	149	(979)	(508)
Less: Market risk benefit remeasurement gains (losses)	817	796	(431)	694	182
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(316)	(156)	(330)	(126)	(232)
Less: Provision for income tax (expense) benefit	419	429	6	260	270
Add: Net income (loss) attributable to noncontrolling interests	6	6	7	8	7
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,492	1,488	1,361	1,334	1,628
Less: Total notable items (2)	—	14	(76)	—	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,492	$1,474	$1,437	$1,334	$1,628

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.48	$0.56	$0.77	$1.10	$1.28
Less: Net investment gains (losses)	(1.35)	(1.23)	(0.23)	(0.51)	(0.59)
Less: Net derivative gains (losses)	(1.30)	(1.59)	0.20	(1.34)	(0.71)
Less: Market risk benefit remeasurement gains (losses)	1.06	1.05	(0.58)	0.95	0.25
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.40)	(0.20)	(0.45)	(0.18)	(0.32)
Less: Provision for income tax (expense) benefit	0.54	0.57	0.01	0.36	0.38
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	1.94	1.97	1.83	1.83	2.28
Less: Total notable items per diluted common share (2)	—	0.02	(0.10)	—	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.94	$1.95	$1.93	$1.83	$2.28

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$14	$—	$—	$—
Litigation reserves and settlement costs	—	—	(76)	—	—
Total notable items	$—	$14	$(76)	$—	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$0.02	$—	$—	$—
Litigation reserves and settlement costs	—	—	(0.10)	—	—
Total notable items	$—	$0.02	$(0.10)	$—	$—

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Weighted average common shares outstanding - diluted	769.6	755.5	743.4	728.4	714.7

(1)See Appendix for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Book value per common share (1)	$34.92	$29.34	$35.85	$34.54	$33.30
Book value per common share, excluding AOCI other than FCTA (1)	$53.55	$53.00	$53.75	$53.13	$53.12

	For the Three Months Ended
Unaudited	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Return on MetLife, Inc.'s (2):
Common stockholders' equity	5.4%	7.0%	9.6%	12.6%	15.2%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	21.8%	24.7%	22.7%	21.0%	27.0%
Common stockholders' equity, excluding AOCI other than FCTA	14.6%	14.9%	13.8%	13.8%	17.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	14.6%	14.7%	14.6%	13.8%	17.3%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Common shares outstanding, beginning of period	769.2	757.2	744.4	730.8	715.7
Share repurchases	(12.1)	(12.9)	(13.7)	(16.9)	(12.0)
Newly issued shares	0.1	0.1	0.1	1.8	0.1
Common shares outstanding, end of period	757.2	744.4	730.8	715.7	703.8

Weighted average common shares outstanding - basic	765.9	751.4	738.6	723.2	710.5
Dilutive effect of the exercise or issuance of stock-based awards	3.7	4.1	4.8	5.2	4.2
Weighted average common shares outstanding - diluted	769.6	755.5	743.4	728.4	714.7

MetLife Policyholder Trust Shares	120.5	119.1	117.6	116.0	114.3

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Total revenues	$16,623	$15,866	$19,028	$16,057	$17,823	$32,011	$33,880
Less: Adjustments to total revenues:
Net investment gains (losses)	(1,039)	(927)	(174)	(375)	(421)	(1,723)	(796)
Net derivative gains (losses)	(997)	(1,202)	149	(979)	(508)	(1,087)	(1,487)
Investment hedge adjustments	(263)	(232)	(253)	(176)	(172)	(527)	(348)
Asymmetrical and non-economic accounting	—	—	29	39	35	—	74
Unit-linked contract income	296	4	580	542	219	599	761
Other adjustments	(8)	(14)	(21)	(10)	(13)	(11)	(23)
Divested businesses	—	—	—	—	—	—	—
Total adjusted revenues	$18,634	$18,237	$18,718	$17,016	$18,683	$34,760	$35,699

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Net investment income	$5,072	$4,825	$5,366	$5,436	$5,205	$9,717	$10,641
Less: Adjustments to net investment income:
Investment hedge adjustments	(263)	(232)	(253)	(176)	(172)	(527)	(348)
Unit-linked contract income	296	4	580	542	219	599	761
Other adjustments	(1)	(3)	(8)	2	(2)	(1)	—
Divested businesses	—	—	—	—	—	—	—
Adjusted net investment income	$5,040	$5,056	$5,047	$5,068	$5,160	$9,646	$10,228

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Variable investment income (Included in net investment income above)	$221	$179	$63	$260	$298	$177	$558

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Premiums, fees and other revenues	$13,587	$13,170	$13,687	$11,975	$13,547	$25,104	$25,522
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	—	29	39	35	—	74
Other adjustments	(7)	(11)	(13)	(12)	(11)	(10)	(23)
Divested businesses	—	—	—	—	—	—	—
Adjusted premiums, fees and other revenues	$13,594	$13,181	$13,671	$11,948	$13,523	$25,114	$25,471
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,384	$13,018	$13,582	$11,863	$13,523

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Total expenses	$16,193	$15,332	$18,087	$15,012	$16,621	$31,324	$31,633
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(817)	(796)	431	(694)	(182)	(629)	(876)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	64	(49)	129	38	166	167	204
Market volatility	(44)	(64)	(62)	(67)	(88)	(58)	(155)
Unit-linked contract costs	301	(3)	582	539	214	604	753
Other adjustments	11	21	7	7	5	27	12
Divested businesses	9	9	9	4	4	20	8
Total adjusted expenses	$16,669	$16,214	$16,991	$15,185	$16,502	$31,193	$31,687

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Capitalization of DAC	$(729)	$(742)	$(728)	$(740)	$(683)	$(1,447)	$(1,423)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(729)	$(742)	$(728)	$(740)	$(683)	$(1,447)	$(1,423)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Other expenses	$3,133	$3,189	$3,277	$3,191	$3,113	$6,190	$6,304
Less: Adjustments to other expenses:
Other adjustments	11	21	7	7	5	27	12
Divested businesses	9	9	9	4	4	20	8
Adjusted other expenses	$3,113	$3,159	$3,261	$3,180	$3,104	$6,143	$6,284
Adjusted other expenses on a constant currency basis	$3,013	$3,086	$3,213	$3,139	$3,104

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Other expenses, net of capitalization of DAC	$2,404	$2,447	$2,549	$2,451	$2,430	$4,743	$4,881

Premiums, fees and other revenues	$13,587	$13,170	$13,687	$11,975	$13,547	$25,104	$25,522

Expense ratio	17.7%	18.6%	18.6%	20.5%	17.9%	18.9%	19.1%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Adjusted other expenses by major category
Direct expenses	$1,415	$1,447	$1,559	$1,426	$1,397	$2,802	$2,823
Pension, postretirement and postemployment benefit costs	59	59	69	65	65	118	130
Premium taxes, other taxes, and licenses & fees	184	162	153	176	171	345	347
Commissions and other variable expenses	1,455	1,491	1,480	1,513	1,471	2,878	2,984
Adjusted other expenses	3,113	3,159	3,261	3,180	3,104	6,143	6,284
Adjusted capitalization of DAC	(729)	(742)	(728)	(740)	(683)	(1,447)	(1,423)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,384	$2,417	$2,533	$2,440	$2,421	$4,696	$4,861

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Employee-related costs	$895	$913	$882	$950	$900	$1,824	$1,850
Third-party staffing costs	346	350	399	342	356	677	698
General and administrative expenses	174	184	278	134	141	301	275
Direct expenses	1,415	1,447	1,559	1,426	1,397	2,802	2,823
Less: Total notable items related to direct expenses (1)	—	—	96	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,415	$1,447	$1,463	$1,426	$1,397	$2,802	$2,823

Adjusted other expenses, net of adjusted capitalization of DAC	$2,384	$2,417	$2,533	$2,440	$2,421	$4,696	$4,861
Less: Total notable items related to adjusted other expenses (1)	—	—	96	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,384	$2,417	$2,437	$2,440	$2,421	$4,696	$4,861

Adjusted premiums, fees and other revenues	$13,594	$13,181	$13,671	$11,948	$13,523	$25,114	$25,471
Less: PRT	2,024	1,461	1,860	(25)	1,752	2,003	1,727
Adjusted premiums, fees and other revenues, excluding PRT	$11,570	$11,720	$11,811	$11,973	$11,771	$23,111	$23,744

Direct expense ratio	10.4%	11.0%	11.4%	11.9%	10.3%	11.2%	11.1%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.2%	12.3%	12.4%	11.9%	11.9%	12.1%	11.9%

Adjusted expense ratio	17.5%	18.3%	18.5%	20.4%	17.9%	18.7%	19.1%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.6%	20.6%	20.6%	20.4%	20.6%	20.3%	20.5%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$283,857	$270,982	$281,412	$278,409	$277,736
Equity securities, at estimated fair value	769	742	757	750	754
Contractholder-directed equity securities and fair value option securities, at estimated fair value	10,204	9,680	10,331	10,313	10,106
Mortgage loans	92,986	92,230	92,506	91,458	89,802
Policy loans	8,788	8,725	8,788	8,800	8,691
Real estate and real estate joint ventures	13,045	13,133	13,332	12,992	13,517
Other limited partnership interests	14,722	14,918	14,764	14,301	14,288
Short-term investments, principally at estimated fair value	6,921	6,497	6,045	4,884	3,804
Other invested assets	19,656	18,755	18,202	18,097	18,131
Total investments	450,948	435,662	446,137	440,004	436,829
Cash and cash equivalents, principally at estimated fair value	15,417	14,912	20,639	19,840	20,786
Accrued investment income	3,505	3,704	3,589	3,636	3,657
Premiums, reinsurance and other receivables	18,530	19,002	28,971	29,986	31,820
Market risk benefits, at estimated fair value	279	334	286	351	356
Deferred policy acquisition costs and value of business acquired	19,850	19,737	20,151	19,842	19,568
Current income tax recoverable	189	—	190	—	348
Deferred income tax assets	2,377	3,174	2,612	2,751	2,681
Goodwill	9,261	9,109	9,236	9,037	8,950
Other assets	10,977	10,862	11,139	11,126	11,043
Separate account assets	145,946	135,624	144,634	141,003	139,707
Total assets	$677,279	$652,120	$687,584	$677,576	$675,745

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$190,474	$181,755	$196,406	$191,013	$190,993
Policyholder account balances	214,413	213,933	219,269	219,168	219,543
Market risk benefits, at estimated fair value	3,259	2,738	3,179	2,696	2,618
Other policy-related balances	19,642	19,665	19,736	20,219	19,379
Policyholder dividends payable	366	381	386	357	365
Payables for collateral under securities loaned and other transactions	18,806	17,797	17,524	17,470	17,719
Short-term debt	200	161	119	127	390
Long-term debt	14,539	15,475	15,548	15,972	14,809
Collateral financing arrangement	675	651	637	590	555
Junior subordinated debt securities	3,160	3,160	3,161	3,162	3,163
Current income tax payable	—	59	—	10	—
Deferred income tax liability	752	128	927	835	216
Other liabilities	34,555	34,698	35,805	36,158	38,748
Separate account liabilities	145,946	135,624	144,634	141,003	139,707
Total liabilities	646,787	626,225	657,331	648,780	648,205

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,630	33,666	33,690	33,718	33,740
Retained earnings	39,928	39,958	40,146	40,350	40,873
Treasury stock, at cost	(22,923)	(23,724)	(24,591)	(25,774)	(26,637)
Accumulated other comprehensive income (loss)	(20,386)	(24,254)	(19,242)	(19,771)	(20,736)
Total MetLife, Inc.'s stockholders' equity	30,261	25,658	30,015	28,535	27,252
Noncontrolling interests	231	237	238	261	288
Total equity	30,492	25,895	30,253	28,796	27,540
Total liabilities and equity	$677,279	$652,120	$687,584	$677,576	$675,745

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Adjusted earnings before provision for income tax
GROUP BENEFITS	$471	$645	$590	$359	$674
RIS	527	594	532	504	518
ASIA	611	405	419	582	625
LATIN AMERICA	281	282	271	331	311
EMEA	92	112	63	103	98
METLIFE HOLDINGS	262	259	193	196	188
CORPORATE & OTHER	(279)	(274)	(341)	(244)	(233)
Total adjusted earnings before provision for income tax	$1,965	$2,023	$1,727	$1,831	$2,181

Provision for income tax expense (benefit)
GROUP BENEFITS	$99	$135	$124	$75	$141
RIS	110	124	111	105	108
ASIA	180	130	123	159	176
LATIN AMERICA	62	83	64	98	85
EMEA	22	24	16	26	21
METLIFE HOLDINGS	51	51	37	37	35
CORPORATE & OTHER	(83)	(79)	(142)	(70)	(47)
Total provision for income tax expense (benefit)	$441	$468	$333	$430	$519

Adjusted earnings available to common shareholders
GROUP BENEFITS	$372	$510	$466	$284	$533
RIS	417	470	421	399	410
ASIA	431	275	296	423	449
LATIN AMERICA	219	199	207	233	226
EMEA	70	88	47	77	77
METLIFE HOLDINGS	211	208	156	159	153
CORPORATE & OTHER (2)	(228)	(262)	(232)	(241)	(220)
Total adjusted earnings available to common shareholders (2)	$1,492	$1,488	$1,361	$1,334	$1,628

(1)Includes impact of preferred stock dividends of $32 million, $67 million, $33 million, $67 million and $34 million for the three months ended June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30, 2024, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Adjusted revenues
Premiums	$5,427	$5,276	$5,404	$5,711	$5,599	$10,878	$11,310
Universal life and investment-type product policy fees	223	219	218	222	229	441	451
Net investment income	327	330	334	315	313	637	628
Other revenues	363	371	379	397	382	743	779
Total adjusted revenues	6,340	6,196	6,335	6,645	6,523	12,699	13,168

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,866	4,592	4,712	5,236	4,780	9,860	10,016
Policyholder liability remeasurement (gains) losses	2	(29)	3	(3)	2	(2)	(1)
Interest credited to policyholder account balances	48	50	49	48	48	94	96
Capitalization of DAC	(5)	(5)	(4)	(4)	(5)	(11)	(9)
Amortization of DAC and VOBA	7	6	7	6	7	13	13
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	1	—	1	1	1
Other expenses	950	937	977	1,003	1,016	1,882	2,019
Total adjusted expenses	5,869	5,551	5,745	6,286	5,849	11,837	12,135
Adjusted earnings before provision for income tax	471	645	590	359	674	862	1,033
Provision for income tax expense (benefit)	99	135	124	75	141	183	216
Adjusted earnings	372	510	466	284	533	679	817
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$372	$510	$466	$284	$533	$679	$817

Adjusted premiums, fees and other revenues	$6,013	$5,866	$6,001	$6,330	$6,210	$12,062	$12,540

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Direct and allocated expenses	$468	$464	$490	$505	$490
Pension, postretirement and postemployment benefit costs	13	12	12	14	14
Premium taxes, other taxes, and licenses & fees	101	83	79	89	95
Commissions and other variable expenses	368	378	396	395	417
Adjusted other expenses	$950	$937	$977	$1,003	$1,016

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Group Life (2)
Adjusted premiums, fees and other revenues	$2,254	$2,215	$2,199	$2,340	$2,309
Mortality ratio	85.3%	83.6%	83.5%	90.2%	79.1%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,617	$2,620	$2,689	$2,773	$2,742
Interest adjusted benefit ratio (4)	73.7%	69.0%	70.7%	73.9%	70.8%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Adjusted revenues
Premiums	$2,681	$2,330	$2,736	$675	$2,448	$3,182	$3,123
Universal life and investment-type product policy fees	71	82	81	75	73	150	148
Net investment income	1,948	2,009	2,032	2,089	2,117	3,762	4,206
Other revenues	71	66	66	63	61	139	124
Total adjusted revenues	4,771	4,487	4,915	2,902	4,699	7,233	7,601

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,441	3,100	3,503	1,471	3,248	4,666	4,719
Policyholder liability remeasurement (gains) losses	(11)	(76)	(15)	1	(23)	(40)	(22)
Interest credited to policyholder account balances	702	756	783	796	838	1,348	1,634
Capitalization of DAC	(50)	(41)	(40)	(61)	(46)	(95)	(107)
Amortization of DAC and VOBA	12	13	13	15	16	23	31
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	4	3	4	4	3	7	7
Other expenses	146	138	135	172	145	292	317
Total adjusted expenses	4,244	3,893	4,383	2,398	4,181	6,201	6,579
Adjusted earnings before provision for income tax	527	594	532	504	518	1,032	1,022
Provision for income tax expense (benefit)	110	124	111	105	108	215	213
Adjusted earnings	417	470	421	399	410	817	809
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$417	$470	$421	$399	$410	$817	$809

Adjusted premiums, fees and other revenues	$2,823	$2,478	$2,883	$813	$2,582	$3,471	$3,395
Less: PRT	2,024	1,461	1,860	(25)	1,752	2,003	1,727
Adjusted premiums, fees and other revenues, excluding PRT	$799	$1,017	$1,023	$838	$830	$1,468	$1,668

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Balance, end of period (at balance sheet discount rate) (2), (3)	$64,446	$61,947	$69,407	$67,402	$69,385
Less: Accumulated other comprehensive (income) loss	(2,135)	(5,598)	(278)	(1,735)	(2,952)
Balance, end of period (at original discount rate)	$66,581	$67,545	$69,685	$69,137	$72,337

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Balance, end of period	$81,249	$80,929	$82,405	$83,049	$84,270

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Balance, end of period	$54,501	$51,740	$53,093	$51,012	$50,033

SYNTHETIC GICS (4), (5)

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Balance, end of period	$50,453	$49,003	$49,066	$48,100	$48,982

LONGEVITY REINSURANCE (6)

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Balance, end of period	$19,401	$19,175	$21,945	$21,333	$24,422

(1)Includes $3,481 million, $3,731 million, $3,782 million, $3,791 million and $3,830 million of DPL at June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30, 2024, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)Includes $43 million, $40 million, $311 million, $296 million and $1,972 million of future policy benefits subject to reinsurance, which are included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets at June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30, 2024, respectively.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)Includes $3,112 million, $0, $1,282 million, $0 and $0 of transfers from separate account GICs to synthetic GICs at June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30, 2024, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(6)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Direct and allocated expenses	$67	$66	$71	$80	$74
Pension, postretirement and postemployment benefit costs	3	4	3	4	3
Premium taxes, other taxes, and licenses & fees	12	9	1	17	11
Commissions and other variable expenses	64	59	60	71	57
Adjusted other expenses	$146	$138	$135	$172	$145

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Investment income yield excluding variable investment income yield	5.18%	5.28%	5.32%	5.24%	5.28%
Variable investment income yield	2.57%	3.08%	1.96%	6.30%	5.83%
Total investment income yield	5.08%	5.20%	5.19%	5.28%	5.30%

Average crediting rate	3.97%	4.12%	4.20%	4.23%	4.31%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total average crediting rate	3.76%	3.90%	3.98%	4.01%	4.09%

Annualized general account spread	1.32%	1.30%	1.21%	1.27%	1.21%
Annualized general account spread excluding variable investment income yield	1.42%	1.38%	1.34%	1.23%	1.19%

(1)Includes the amortization of DPL of (0.21)%, (0.23)%, (0.23)%, (0.23)% and (0.23)% for the three months ended June 30, 2023. September 30, 2023, December 31, 2023, March 31, 2024 and June 30, 2024, respectively.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Adjusted revenues
Premiums	$1,310	$1,312	$1,252	$1,297	$1,216	$2,687	$2,513
Universal life and investment-type product policy fees	396	411	428	426	434	793	860
Net investment income	1,050	1,023	1,003	1,108	1,167	1,931	2,275
Other revenues	21	20	25	21	18	41	39
Total adjusted revenues	2,777	2,766	2,708	2,852	2,835	5,452	5,687

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,057	1,095	1,051	1,067	988	2,187	2,055
Policyholder liability remeasurement (gains) losses	(27)	108	13	(32)	(4)	(16)	(36)
Interest credited to policyholder account balances	570	576	619	647	657	1,106	1,304
Capitalization of DAC	(397)	(404)	(381)	(361)	(335)	(798)	(696)
Amortization of DAC and VOBA	190	204	207	210	207	383	417
Amortization of negative VOBA	(5)	(6)	(5)	(5)	(5)	(11)	(10)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	778	788	785	744	702	1,585	1,446
Total adjusted expenses	2,166	2,361	2,289	2,270	2,210	4,436	4,480
Adjusted earnings before provision for income tax	611	405	419	582	625	1,016	1,207
Provision for income tax expense (benefit)	180	130	123	159	176	305	335
Adjusted earnings	431	275	296	423	449	711	872
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$431	$275	$296	$423	$449	$711	$872

Adjusted premiums, fees and other revenues	$1,727	$1,743	$1,705	$1,744	$1,668	$3,521	$3,412

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Adjusted premiums, fees and other revenues	$1,727	$1,743	$1,705	$1,744	$1,668

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,591	$1,659	$1,644	$1,687	$1,668
Add: Operating joint ventures, on a constant currency basis (1)	408	424	364	524	648
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$1,999	$2,083	$2,008	$2,211	$2,316

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Direct and allocated expenses	$285	$284	$300	$282	$272
Pension, postretirement and postemployment benefit costs	15	16	20	15	15
Premium taxes, other taxes, and licenses & fees	32	33	34	33	28
Commissions and other variable expenses	446	455	431	414	387
Adjusted other expenses	$778	$788	$785	$744	$702
Adjusted other expenses, net of adjusted capitalization of DAC	$381	$384	$404	$383	$367

Adjusted other expenses on a constant currency basis	$707	$743	$750	$717	$702
Add: Operating joint ventures, on a constant currency basis (2)	115	113	97	115	106
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$822	$856	$847	$832	$808
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$432	$452	$471	$439	$432

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Japan:
Life	$198	$176	$193	$134	$136
Accident & Health	56	49	56	67	62
Annuities	172	146	178	148	146
Other	2	2	1	2	2
Total Japan	428	373	428	351	346
Other Asia	178	218	176	224	284
Total sales	$606	$591	$604	$575	$630

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Adjusted earnings available to common shareholders	$431	$275	$296	$423	$449
Adjusted earnings available to common shareholders, on a constant currency basis	$417	$273	$292	$416	$449

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA
ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

GA AUM	$118,188	$113,105	$123,434	$120,743	$117,606
GA AUM (at amortized cost)	$125,266	$124,684	$130,093	$128,618	$126,997

GA AUM (at amortized cost), on a constant currency basis	$120,797	$121,730	$124,025	$126,083	$126,997
Add: Operating joint ventures, on a constant currency basis (1)	8,110	8,295	7,953	8,232	9,184
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$128,907	$130,025	$131,978	$134,315	$136,181

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Adjusted revenues
Premiums	$1,023	$1,116	$1,123	$1,115	$1,122	$2,048	$2,237
Universal life and investment-type product policy fees	352	359	352	370	373	687	743
Net investment income	418	365	482	386	398	797	784
Other revenues	10	9	11	11	11	22	22
Total adjusted revenues	1,803	1,849	1,968	1,882	1,904	3,554	3,786

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	976	1,020	1,132	983	1,018	1,942	2,001
Policyholder liability remeasurement (gains) losses	3	(4)	(20)	(8)	(3)	(1)	(11)
Interest credited to policyholder account balances	105	106	116	114	115	204	229
Capitalization of DAC	(148)	(171)	(181)	(178)	(175)	(299)	(353)
Amortization of DAC and VOBA	117	121	124	125	129	223	254
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	4	2	3	3	4	6	7
Other expenses	465	493	523	512	505	895	1,017
Total adjusted expenses	1,522	1,567	1,697	1,551	1,593	2,970	3,144
Adjusted earnings before provision for income tax	281	282	271	331	311	584	642
Provision for income tax expense (benefit)	62	83	64	98	85	150	183
Adjusted earnings	219	199	207	233	226	434	459
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$219	$199	$207	$233	$226	$434	$459

Adjusted premiums, fees and other revenues	$1,385	$1,484	$1,486	$1,496	$1,506	$2,757	$3,002

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Direct and allocated expenses	$143	$148	$154	$140	$145
Pension, postretirement and postemployment benefit costs	1	1	1	2	1
Premium taxes, other taxes, and licenses & fees	20	19	29	20	19
Commissions and other variable expenses	301	325	339	350	340
Adjusted other expenses	$465	$493	$523	$512	$505
Adjusted other expenses, net of adjusted capitalization of DAC	$317	$322	$342	$334	$330
Adjusted other expenses on a constant currency basis	$453	$476	$518	$505	$505
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$308	$310	$339	$330	$330

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Mexico	$157	$197	$164	$236	211
Chile	87	91	95	95	99
All other	80	76	82	76	85
Total sales	$324	$364	$341	$407	$395

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Adjusted premiums, fees and other revenues	$1,385	$1,484	$1,486	$1,496	$1,506
Adjusted earnings available to common shareholders	$219	$199	$207	$233	$226

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,339	$1,427	$1,473	$1,481	$1,506
Adjusted earnings available to common shareholders, on a constant currency basis	$209	$191	$206	$233	$226

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Adjusted revenues
Premiums	$499	$502	$519	$536	$536	$995	$1,072
Universal life and investment-type product policy fees	75	79	67	77	77	152	154
Net investment income	47	51	54	54	54	92	108
Other revenues	8	7	9	7	8	16	15
Total adjusted revenues	629	639	649	674	675	1,255	1,349

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	237	230	256	258	265	498	523
Policyholder liability remeasurement (gains) losses	2	(9)	7	—	1	(1)	1
Interest credited to policyholder account balances	19	19	18	19	17	35	36
Capitalization of DAC	(119)	(114)	(116)	(128)	(115)	(227)	(243)
Amortization of DAC and VOBA	85	87	91	91	82	170	173
Amortization of negative VOBA	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	314	315	331	332	328	614	660
Total adjusted expenses	537	527	586	571	577	1,087	1,148
Adjusted earnings before provision for income tax	92	112	63	103	98	168	201
Provision for income tax expense (benefit)	22	24	16	26	21	38	47
Adjusted earnings	70	88	47	77	77	130	154
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$70	$88	$47	$77	$77	$130	$154

Adjusted premiums, fees and other revenues	$582	$588	$595	$620	$621	$1,163	$1,241

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Direct and allocated expenses	$97	$104	$109	$101	$104
Pension, postretirement and postemployment benefit costs	1	2	6	1	2
Premium taxes, other taxes, and licenses & fees	6	6	6	6	5
Commissions and other variable expenses	210	203	210	224	217
Adjusted other expenses	$314	$315	$331	$332	$328
Adjusted other expenses, net of adjusted capitalization of DAC	$195	$201	$215	$204	$213
Adjusted other expenses on a constant currency basis	$297	$304	$323	$325	$328
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$186	$194	$210	$199	$213

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Adjusted premiums, fees and other revenues	$582	$588	$595	$620	$621
Adjusted earnings available to common shareholders	$70	$88	$47	$77	$77

Adjusted premiums, fees and other revenues, on a constant currency basis	$554	$566	$580	$607	$621
Adjusted earnings available to common shareholders, on a constant currency basis	$64	$85	$45	$75	$77
Total sales on a constant currency basis	$212	$189	$200	$281	$278

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Adjusted revenues
Premiums	$719	$685	$754	$713	$692	$1,442	$1,405
Universal life and investment-type product policy fees	170	184	95	78	94	353	172
Net investment income	1,170	1,153	1,044	1,010	1,016	2,297	2,026
Other revenues	49	41	52	50	37	102	87
Total adjusted revenues	2,108	2,063	1,945	1,851	1,839	4,194	3,690

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,341	1,311	1,329	1,251	1,252	2,710	2,503
Policyholder liability remeasurement (gains) losses	15	(7)	9	20	17	35	37
Interest credited to policyholder account balances	198	198	135	103	106	397	209
Capitalization of DAC	(6)	(5)	(5)	(5)	(4)	(12)	(9)
Amortization of DAC and VOBA	64	65	61	59	57	132	116
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	4	3	4	3	6	7
Other expenses	231	238	220	223	220	469	443
Total adjusted expenses	1,846	1,804	1,752	1,655	1,651	3,737	3,306
Adjusted earnings before provision for income tax	262	259	193	196	188	457	384
Provision for income tax expense (benefit)	51	51	37	37	35	88	72
Adjusted earnings	211	208	156	159	153	369	312
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$211	$208	$156	$159	$153	$369	$312

Adjusted premiums, fees and other revenues	$938	$910	$901	$841	$823	$1,897	$1,664

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Annuities	$1,581	$1,508	$1,610	$1,577	$1,555
Life and Other	54,187	53,930	53,930	53,604	53,296
Long Term Care	14,498	13,025	15,240	14,845	14,455
Balance, end of period (at balance sheet discount rate) (2)	$70,266	$68,463	$70,780	$70,026	$69,306

Less:
Annuities	$(50)	$(110)	$(18)	$(46)	$(65)
Life and Other	18	(120)	27	(2)	(27)
Long Term Care	(172)	(1,754)	313	(215)	(755)
Accumulated other comprehensive (income) loss	$(204)	$(1,984)	$322	$(263)	$(847)

Annuities	$1,631	$1,618	$1,628	$1,623	$1,620
Life and Other	54,169	54,050	53,903	53,606	53,323
Long Term Care	14,670	14,779	14,927	15,060	15,210
Balance, end of period (at original discount rate)	$70,470	$70,447	$70,458	$70,289	$70,153

Future policy benefits subject to reinsurance (at balance sheet discount rate) (3)
Annuities	$—	$—	$1,519	$1,526	$1,468
Life and Other	$1,030	$1,044	$2,341	$2,345	$2,372
Long Term Care	$—	$—	$—	$—	$—

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Annuities	$12,410	$12,006	$11,537	$11,129	$10,747
Life and Other	12,044	11,844	11,641	11,486	11,303
Balance, end of period	$24,454	$23,850	$23,178	$22,615	$22,050

Policyholder account balances subject to reinsurance (3)
Annuities	$—	$—	$3,485	$3,345	$3,228
Life and Other	$1,548	$1,542	$6,352	$6,532	$6,467

MARKET RISK BENEFITS (4)

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Annuities	$2,793	$2,268	$2,722	$2,231	$2,153
Balance, end of period	$2,793	$2,268	$2,722	$2,231	$2,153

Market risk benefits subject to reinsurance	$—	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Annuities	$29,616	$27,455	$29,224	$29,866	$28,843
Life and Other	6,071	5,736	6,324	6,757	6,738
Balance, end of period	$35,687	$33,191	$35,548	$36,623	$35,581

Separate accounts liabilities subject to modified coinsurance (5)
Annuities	$—	$—	$83	$85	$82
Life and Other	$—	$—	$5,597	$5,980	$5,944

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Represents the current discount rate at the respective balance sheet date.
(3) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(4) Market risk benefits include Japan reinsurance.
(5) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Direct and allocated expenses	$165	$166	$164	$165	$156
Pension, postretirement and postemployment benefit costs	6	5	6	6	7
Premium taxes, other taxes, and licenses & fees	17	19	16	16	19
Commissions and other variable expenses	43	48	34	36	38
Adjusted other expenses	$231	$238	$220	$223	$220

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Lapse Ratio (1)
Traditional life	4.8%	5.1%	5.4%	5.7%	5.9%
Variable annuity	9.9%	10.5%	11.1%	11.6%	12.4%

(1) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Adjusted revenues
Premiums	$19	$9	$(2)	$6	$15	$35	$21
Universal life and investment-type product policy fees	1	—	—	—	1	1	1
Net investment income	80	125	98	106	95	130	201
Other revenues	106	103	102	98	97	207	195
Total adjusted revenues	206	237	198	210	208	373	418

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	12	4	(9)	8	9	28	17
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(4)	(2)	(1)	(3)	(3)	(5)	(6)
Amortization of DAC and VOBA	4	3	1	2	1	5	3
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	244	256	258	253	246	491	499
Other expenses	229	250	290	194	188	406	382
Total adjusted expenses	485	511	539	454	441	925	895
Adjusted earnings before provision for income tax	(279)	(274)	(341)	(244)	(233)	(552)	(477)
Provision for income tax expense (benefit)	(83)	(79)	(142)	(70)	(47)	(186)	(117)
Adjusted earnings	(196)	(195)	(199)	(174)	(186)	(366)	(360)
Preferred stock dividends	32	67	33	67	34	98	101
Adjusted earnings available to common shareholders	$(228)	$(262)	$(232)	$(241)	$(220)	$(464)	$(461)

Adjusted premiums, fees and other revenues	$126	$112	$100	$104	$113	$243	$217

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Business activities	$20	$13	$35	$6	$30	$39	$36
Net investment income	81	126	95	102	92	132	194
Interest expense on debt	(254)	(266)	(269)	(265)	(255)	(512)	(520)
Corporate initiatives and projects	(32)	(12)	(9)	(6)	(7)	(46)	(13)
Other	(94)	(135)	(193)	(81)	(93)	(165)	(174)
Provision for income tax (expense) benefit and other tax-related items	83	79	142	70	47	186	117
Preferred stock dividends	(32)	(67)	(33)	(67)	(34)	(98)	(101)
Adjusted earnings available to common shareholders	$(228)	$(262)	$(232)	$(241)	$(220)	$(464)	$(461)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Fixed Maturity Securities
Yield (1)	4.17%	4.19%	4.39%	4.38%	4.38%	4.12%	4.38%
Investment income (2), (3)	$3,107	$3,123	$3,241	$3,200	$3,206	$6,135	$6,406
Investment gains (losses)	(996)	(699)	(197)	(85)	(246)	(1,576)	(331)
Ending carrying value (4)	285,444	272,456	282,861	279,855	279,170	285,444	279,170
Net Mortgage Loans
Yield (1)	5.12%	5.18%	5.36%	5.25%	5.30%	5.02%	5.28%
Investment income (3)	1,091	1,094	1,127	1,100	1,096	2,132	2,196
Investment gains (losses)	32	3	(69)	(82)	6	(132)	(76)
Ending carrying value (5)	84,794	84,058	84,118	83,452	82,051	84,794	82,051
Real Estate and Real Estate Joint Ventures
Yield (1)	0.82%	(0.31)%	2.08%	(2.74)%	(0.97)%	(0.65)%	(1.85)%
Investment income	27	(11)	69	(90)	(32)	(42)	(122)
Investment gains (losses)	13	1	37	35	12	31	47
Ending carrying value	13,045	13,133	13,332	12,992	13,517	13,045	13,517
Policy Loans
Yield (1)	5.39%	5.52%	5.36%	5.56%	5.44%	5.37%	5.50%
Investment income	119	120	113	113	110	238	223
Ending carrying value	8,788	8,725	8,788	8,800	8,691	8,788	8,691
Equity Securities
Yield (1)	4.11%	4.14%	3.37%	5.48%	5.50%	3.55%	5.49%
Investment income	10	5	4	7	7	22	14
Investment gains (losses)	32	(14)	15	28	(19)	80	9
Ending carrying value	769	742	757	750	754	769	754
Other Limited Partnership Interests
Yield (1), (6)	6.17%	5.56%	(0.06)%	8.27%	9.10%	3.46%	8.68%
Investment income (6)	225	206	(2)	301	325	251	626
Investment gains (losses)	3	—	—	(50)	(9)	12	(59)
Ending carrying value (7)	14,722	14,918	14,764	14,301	14,288	14,722	14,288
Cash and Short-term Investments
Yield (1)	5.94%	6.38%	5.61%	5.32%	4.61%	5.47%	4.97%
Investment income	195	220	229	246	209	362	455
Investment gains (losses)	29	5	(33)	25	37	18	62
Ending carrying value	22,338	21,409	26,684	24,724	24,590	22,338	24,590
Other Invested Assets
Investment income	397	420	410	348	386	836	734
Investment gains (losses)	13	(167)	7	(17)	(16)	2	(33)
Ending carrying value	19,656	18,755	18,202	18,097	18,131	19,656	18,131
Total Investments
Investment income yield (1)	4.66%	4.68%	4.69%	4.75%	4.83%	4.48%	4.79%
Investment fees and expenses yield (1)	(0.12)%	(0.11)%	(0.13)%	(0.14)%	(0.13)%	(0.13)%	(0.14)%
Net Investment Income Yield (1)	4.54%	4.57%	4.56%	4.61%	4.70%	4.35%	4.65%
Investment income	$5,171	$5,177	$5,191	$5,225	$5,307	$9,934	$10,532
Investment fees and expenses	(131)	(121)	(144)	(157)	(147)	(288)	(304)
Net investment income including divested businesses	5,040	5,056	5,047	5,068	5,160	9,646	10,228
Less: Net investment income from divested businesses	—	—	—	—	—	—	—
Adjusted Net Investment Income (8)	$5,040	$5,056	$5,047	$5,068	$5,160	$9,646	$10,228
Ending Carrying Value	$449,556	$434,196	$449,506	$442,971	$441,192	$449,556	$441,192
Investment Portfolio Gains (Losses) (9)	$(874)	$(871)	$(240)	$(146)	$(235)	$(1,565)	$(381)
Gross investment gains	271	119	292	331	245	704	576
Gross investment losses	(276)	(418)	(465)	(435)	(458)	(1,212)	(893)
Net credit loss (provision) release and (impairments)	(869)	(572)	(67)	(42)	(22)	(1,057)	(64)
Investment Portfolio Gains (Losses) (9)	(874)	(871)	(240)	(146)	(235)	(1,565)	(381)
Investment portfolio gains (losses) income tax (expense) benefit	188	155	80	41	57	369	98
Investment Portfolio Gains (Losses), Net of Income Tax	$(686)	$(716)	$(160)	$(105)	$(178)	$(1,196)	$(283)

Derivative gains (losses) (9)	(1,278)	(1,454)	(123)	(1,175)	(698)	(1,650)	(1,873)
Derivative gains (losses) income tax (expense) benefit	320	397	(45)	304	193	367	497
Derivative Gains (Losses), Net of Income Tax	$(958)	$(1,057)	$(168)	$(871)	$(505)	$(1,283)	$(1,376)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2023		September 30, 2023		December 31, 2023		March 31, 2024		June 30, 2024
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$82,523	29.1%	$78,552	28.9%	$80,717	28.7%	$80,553	28.9%	$80,678	29.1%
Foreign corporate		53,690	18.9%	51,377	19.0%	55,444	19.7%	54,029	19.4%	53,419	19.2%
Foreign government		45,994	16.2%	42,685	15.8%	45,489	16.2%	42,793	15.4%	40,054	14.4%
U.S. government and agency		33,129	11.7%	31,729	11.7%	32,252	11.5%	31,848	11.4%	33,238	12.0%
Residential mortgage-backed		28,458	10.0%	27,785	10.3%	29,096	10.3%	31,142	11.2%	32,616	11.7%
Asset-backed securities and collateralized loan obligations		17,480	6.2%	17,412	6.4%	17,294	6.1%	17,468	6.3%	17,775	6.4%
Municipals		12,324	4.3%	11,347	4.2%	11,171	4.0%	10,938	3.9%	10,470	3.8%
Commercial mortgage-backed		10,259	3.6%	10,095	3.7%	9,949	3.5%	9,638	3.5%	9,486	3.4%
Fixed Maturity Securities Available-For-Sale		$283,857	100.0%	$270,982	100.0%	$281,412	100.0%	$278,409	100.0%	$277,736	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$196,361	69.3%	$186,834	69.0%	$194,722	69.2%	$192,127	69.0%	$192,239	69.2%
Baa	2	73,827	26.0%	71,043	26.2%	73,680	26.2%	73,367	26.4%	72,732	26.2%
Ba	3	10,885	3.8%	10,325	3.8%	10,299	3.7%	10,323	3.7%	9,189	3.3%
B	4	2,311	0.8%	2,343	0.9%	2,371	0.8%	2,259	0.8%	3,291	1.2%
Caa and lower	5	346	0.1%	338	0.1%	258	0.1%	267	0.1%	226	0.1%
In or near default	6	127	—%	99	—%	82	—%	66	—%	59	—%
Total Fixed Maturity Securities Available-For-Sale (10)		$283,857	100.0%	$270,982	100.0%	$281,412	100.0%	$278,409	100.0%	$277,736	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		June 30, 2023		September 30, 2023		December 31, 2023		March 31, 2024		June 30, 2024

Gross unrealized gains		$5,991		$3,685		$6,876		$6,021		$5,096
Gross unrealized losses		28,982		38,702		25,835		28,122		30,430
Net Unrealized Gains (Losses)		$(22,991)		$(35,017)		$(18,959)		$(22,101)		$(25,334)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	June 30, 2023		September 30, 2023		December 31, 2023		March 31, 2024		June 30, 2024

Commercial mortgage loans	$52,737		$52,053		$52,111		$51,527		$50,109
Agricultural mortgage loans	19,579		19,658		19,559		19,461		19,383
Residential mortgage loans	13,129		12,986		13,096		13,201		13,273
Total	85,445		84,697		84,766		84,189		82,765
Allowance for credit loss	(651)		(639)		(648)		(737)		(714)
Net Mortgage Loans	$84,794		$84,058		$84,118		$83,452		$82,051

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	June 30, 2023		September 30, 2023		December 31, 2023		March 31, 2024		June 30, 2024
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,171	17.4%	$9,206	17.7%	$9,016	17.3%	$9,036	17.5%	$8,680	17.3%
Non-U.S.	9,243	17.5%	8,682	16.7%	8,933	17.1%	8,453	16.4%	8,385	16.7%
Middle Atlantic	7,572	14.4%	7,581	14.6%	7,477	14.3%	7,430	14.4%	7,250	14.5%
South Atlantic	6,514	12.4%	6,581	12.6%	6,637	12.7%	6,802	13.2%	6,517	13.0%
West South Central	3,496	6.6%	3,417	6.6%	3,472	6.7%	3,502	6.8%	3,386	6.8%
New England	2,878	5.5%	2,875	5.5%	2,859	5.5%	2,821	5.5%	2,821	5.6%
Mountain	2,227	4.2%	2,191	4.2%	2,193	4.2%	2,192	4.3%	2,264	4.5%
East North Central	1,809	3.4%	1,855	3.6%	1,822	3.5%	1,701	3.3%	1,600	3.2%
East South Central	623	1.2%	622	1.2%	654	1.3%	653	1.3%	652	1.3%
West North Central	602	1.1%	643	1.2%	613	1.2%	644	1.2%	472	1.0%
Multi-Region and Other	8,602	16.3%	8,400	16.1%	8,435	16.2%	8,293	16.1%	8,082	16.1%
Total	$52,737	100.0%	$52,053	100.0%	$52,111	100.0%	$51,527	100.0%	$50,109	100.0%

Office	$20,215	38.3%	$19,619	37.7%	$19,651	37.7%	$19,369	37.6%	$18,799	37.5%
Apartment	11,928	22.6%	11,807	22.7%	11,974	23.0%	11,353	22.0%	10,954	21.9%
Retail	7,433	14.1%	7,441	14.3%	7,218	13.9%	7,371	14.3%	7,443	14.8%
Industrial	5,158	9.8%	5,248	10.1%	5,275	10.1%	5,315	10.3%	4,941	9.9%
Single Family Rental	4,711	8.9%	4,735	9.1%	4,728	9.1%	4,823	9.4%	4,822	9.6%
Hotel	3,170	6.0%	3,088	5.9%	3,140	6.0%	3,199	6.2%	3,049	6.1%
Other	122	0.3%	115	0.2%	125	0.2%	97	0.2%	101	0.2%
Total	$52,737	100.0%	$52,053	100.0%	$52,111	100.0%	$51,527	100.0%	$50,109	100.0%

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $50 million, ($17) million, $107 million, $85 million and $22 million for the three months ended June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30,2024, respectively, and $98 million and $107 million for the year-to-date period ended June 30, 2023 and June 30, 2024, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Fixed maturity securities available-for-sale	$283,857	$270,982	$281,412	$278,409	$277,736
Contractholder-directed equity securities and fair value option securities	10,204	9,680	10,331	10,313	10,106
Total fixed maturity securities	294,061	280,662	291,743	288,722	287,842
Less: Contractholder-directed equity securities	8,617	8,206	8,882	8,867	8,672
Fixed maturity securities	$285,444	$272,456	$282,861	$279,855	$279,170

(5)Net mortgage loans exclude mortgage loans originated for third parties of $8,265 million, $8,238 million, $8,461 million, $8,083 million and $7,843 million at amortized cost, which is primarily comprised of commercial mortgage loans of $8,022 million, $7,998 million, $8,215 million, $7,832 million and $7,590 million at amortized cost, and does not include the related allowance for credit loss of $73 million, $66 million, $73 million, $77 million and $92 million at June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30, 2024, respectively.

(6)Other limited partnership interests includes investment income related to private equity investments of $223 million, $203 million, ($2) million, $301 million and $326 million for the three months ended June 30, 2023, September 30, 2023, December 31, 2023. March 31, 2024 and June 30, 2024, respectively, and $240 million and $627 million for the year-to-date period ended June 30, 2023 and June 30, 2024, respectively. The annualized yields for these periods were 6.19%, 5.50%, (0.06%), 8.29%, 9.13%, 3.37% and 8.71%, respectively.

(7)Other limited partnership interests includes ending carrying value related to private equity investments of $14,608 million, $14,862 million, $14,738 million, $14,276 million and $14,270 million, at June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30,2024, respectively.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Net investment gains (losses)	$(1,039)	$(927)	$(174)	$(375)	$(421)	$(1,723)	$(796)
Less: Non-investment portfolio gains (losses)	(95)	(63)	64	(226)	(176)	(82)	(402)
Less: Provision for credit loss on certain mortgage loans originated for third parties	(73)	7	(7)	(4)	(15)	(73)	(19)
Less: Other adjustments	3	—	9	1	5	(3)	6
Investment portfolio gains (losses)	$(874)	$(871)	$(240)	$(146)	$(235)	$(1,565)	$(381)

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Net derivative gains (losses)	$(997)	$(1,202)	$149	$(979)	$(508)	$(1,087)	$(1,487)
Less: Investment hedge adjustments	263	232	253	176	172	527	348
Less: Other adjustments	18	20	19	20	18	36	38
Derivative gains (losses)	$(1,278)	$(1,454)	$(123)	$(1,175)	$(698)	$(1,650)	$(1,873)

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$370	$422	$574	$800	$912	$384	$1,712
Add: Preferred stock dividends	32	67	33	67	34	98	101
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	6	6	7	8	7	11	15
Net income (loss)	408	495	614	875	953	$493	$1,828
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(1,039)	(927)	(174)	(375)	(421)	(1,723)	(796)
Net derivative gains (losses)	(997)	(1,202)	149	(979)	(508)	(1,087)	(1,487)
Market risk benefit remeasurement gains (losses)	817	796	(431)	694	182	629	876
Premiums - Divested businesses	—	—	—	—	—	—	—
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(263)	(232)	(253)	(176)	(172)	(527)	(348)
Unit-linked contract income	296	4	580	542	219	599	761
Other adjustments	(1)	(3)	(8)	2	(2)	(1)	—
Divested businesses	—	—	—	—	—	—	—
Other revenues
Asymmetrical and non-economic accounting	—	—	29	39	35	—	74
Other adjustments	(7)	(11)	(13)	(12)	(11)	(10)	(23)
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(74)	5	(26)	(14)	(161)	(158)	(175)
Market volatility	44	64	62	67	88	58	155
Divested businesses	—	—	—	—	—	—	—
Policyholder liability remeasurement (gains) losses - Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	10	44	(103)	(24)	(5)	(9)	(29)
Unit-linked contract costs	(301)	3	(582)	(539)	(214)	(604)	(753)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC and VOBA - Divested businesses	—	—	—	—	—	—	—
Amortization of negative VOBA - Divested business	—	—	—	—	—	—	—
Interest expense on debt - Divested business	—	—	—	—	—	—	—
Other expenses
Other adjustments	(11)	(21)	(7)	(7)	(5)	(27)	(12)
Divested businesses	(9)	(9)	(9)	(4)	(4)	(20)	(8)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	419	429	6	260	270	599	530
Adjusted earnings	1,524	1,555	1,394	1,401	1,662	2,774	3,063
Less: Preferred stock dividends	32	67	33	67	34	98	101
Adjusted earnings available to common shareholders	$1,492	$1,488	$1,361	$1,334	$1,628	$2,676	$2,962

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Actuarial assumption review and other insurance adjustments	$—	$14	$—	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	(76)	—	—	—	—
Total notable items	$—	$14	$(76)	$—	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Actuarial assumption review and other insurance adjustments	$—	$27	$—	$—	$—	$—	$—
Total notable items	$—	$27	$—	$—	$—	$—	$—

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Actuarial assumption review and other insurance adjustments	$—	$61	$—	$—	$—	$—	$—
Total notable items	$—	$61	$—	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) CONTINUED

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Actuarial assumption review and other insurance adjustments	$—	$(94)	$—	$—	$—	$—	$—
Total notable items	$—	$(94)	$—	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$—	$—
Total notable items	$—	$—	$—	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Actuarial assumption review and other insurance adjustments	$—	$18	$—	$—	$—	$—	$—
Total notable items	$—	$18	$—	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Actuarial assumption review and other insurance adjustments	$—	$2	$—	$—	$—	$—	$—
Total notable items	$—	$2	$—	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024
Litigation reserves and settlement costs	—	—	(76)	—	—	—	—
Total notable items	$—	$—	$(76)	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Total MetLife, Inc.'s stockholders' equity	$30,261	$25,658	$30,015	$28,535	$27,252
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	26,443	21,840	26,197	24,717	23,434
Less: Net unrealized investment gains (losses), net of income tax	(16,800)	(26,548)	(14,323)	(16,611)	(19,088)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	3,919	10,245	2,658	4,773	6,606
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	108	(4)	27	(47)	(73)
Defined benefit plans adjustment, net of income tax	(1,331)	(1,308)	(1,446)	(1,421)	(1,396)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	40,547	39,455	39,281	38,023	37,385
Less: Accumulated year-to-date total notable items (2)	—	14	(62)	—	—
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$40,547	$39,441	$39,343	$38,023	$37,385

Unaudited (In millions, except per share data)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Book value per common share	$34.92	$29.34	$35.85	$34.54	$33.30
Less: Net unrealized investment gains (losses), net of income tax	(22.19)	(35.66)	(19.60)	(23.21)	(27.12)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	5.18	13.77	3.64	6.68	9.38
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.14	(0.01)	0.04	(0.07)	(0.10)
Defined benefit plans adjustment, net of income tax	(1.76)	(1.76)	(1.98)	(1.99)	(1.98)
Book value per common share, excluding AOCI other than FCTA	$53.55	$53.00	$53.75	$53.13	$53.12

Common shares outstanding, end of period	757.2	744.4	730.8	715.7	703.8

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024

Return on MetLife, Inc.'s:
Common stockholders' equity	5.4%	7.0%	9.6%	12.6%	15.2%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	21.8%	24.7%	22.7%	21.0%	27.0%
Common stockholders' equity, excluding AOCI other than FCTA	14.6%	14.9%	13.8%	13.8%	17.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	14.6%	14.7%	14.6%	13.8%	17.3%

Average common stockholders' equity	$27,410	$24,142	$24,019	$25,457	$24,076
Average common stockholders' equity, excluding AOCI other than FCTA	$40,976	$40,001	$39,368	$38,652	$37,704
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$40,976	$39,994	$39,392	$38,652	$37,704

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
GROUP BENEFITS (1)	$6,013	$5,866	$6,001	$6,330	$6,210
RIS (1)	2,823	2,478	2,883	813	2,582
ASIA	1,591	1,659	1,644	1,687	1,668
LATIN AMERICA	1,339	1,427	1,473	1,481	1,506
EMEA	554	566	580	607	621
METLIFE HOLDINGS (1)	938	910	901	841	823
CORPORATE & OTHER (1)	126	112	100	104	113
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,384	$13,018	$13,582	$11,863	$13,523
Adjusted premiums, fees and other revenues	$13,594	$13,181	$13,671	$11,948	$13,523

ASIA (including operating joint ventures) (2), (3)	$1,999	$2,083	$2,008	$2,211	$2,316

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
GROUP BENEFITS (1)	$950	$937	$977	$1,003	$1,016
RIS (1)	146	138	135	172	145
ASIA	707	743	750	717	702
LATIN AMERICA	453	476	518	505	505
EMEA	297	304	323	325	328
METLIFE HOLDINGS (1)	231	238	220	223	220
CORPORATE & OTHER (1)	229	250	290	194	188
Adjusted other expenses on a constant currency basis	$3,013	$3,086	$3,213	$3,139	$3,104
Adjusted other expenses	$3,113	$3,159	$3,261	$3,180	$3,104

ASIA (including operating joint ventures) (2), (4)	$822	$856	$847	$832	$808

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
GROUP BENEFITS (1)	$372	$510	$466	$284	$533
RIS (1)	417	470	421	399	410
ASIA	417	273	292	416	449
LATIN AMERICA	209	191	206	233	226
EMEA	64	85	45	75	77
METLIFE HOLDINGS (1)	211	208	156	159	153
CORPORATE & OTHER (1)	(228)	(262)	(232)	(241)	(220)
Adjusted earnings available to common shareholders on a constant currency basis	$1,462	$1,475	$1,354	$1,325	$1,628
Adjusted earnings available to common shareholders	$1,492	$1,488	$1,361	$1,334	$1,628

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 15 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	book value per common share, excluding AOCI other than FCTA	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period ("constant currency basis").

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•	Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•	Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
VOBA	Value of business acquired